CONSENT OF INDEPENDENT AUDITORS




     We  consent to the  reference  to our firm  under the  captions  "Financial
     Highlights" and "Counsel and Independent Auditors" and to the use of our report dated May 2, 2003, which is incorporated by reference, in this Registration Statement (Form N-1A Nos. 33-46586 and 811-6610) of Dreyfus New Jersey Intermediate Municipal Bond Fund.








                                        ERNST & YOUNG LLP


New York, New York
July 29, 2003